UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2024

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund III

Penn Mutual AM Strategic Income Fund

I Shares - PMUBX

Annual Shareholder Report: December 31, 2024

This annual shareholder report contains important information about I Shares of the Penn Mutual AM Strategic Income Fund (the "Fund") for the period from January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://www.pennmutualam.com/strategies/strategic-income-strategy/institutional-mutual-fund. You can also request this information by contacting us at 877-762-6552.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Penn Mutual AM Strategic Income Fund, I Shares	$75	0.73%

How did the Fund perform in the last year?

Summary of Results

The Fund returned 6.54% for the twelve-month period ending December 31, 2024. During the same period, the Bloomberg U.S. Aggregate Bond Index, the Fund's broad-based benchmark, returned 1.25%, while the ICE BofA U.S. 3-Month Treasury Bill Index, the Fund's performance benchmark, returned 5.25%.

Top Contributors to Performance

Floating-rate corporate and securitized credit holdings, including bank trust preferred securities and collateralized loan obligations, added value during the year. High floating-rate coupon rates coupled with price appreciation contributed to the strong annual returns.

Conservative duration management benefited results in the rising interest rate environment. Hedging interest rate risk for long duration investments utilizing Treasury futures added value.

Spread tightening for investment-grade and high yield corporate bonds contributed to excess returns versus benchmark. Strong investor demand for attractive all-in yield levels led to corporate spreads steadily tightening throughout the year.

Top Detractors from Performance

Residential mortgage-backed security (RMBS) performance detracted from results. RMBS spreads widened modestly during the year and underperformed relative to other fixed income credit spread sectors. The increase in intermediate- to long-term interest rates also weighed on valuations for RMBS.

How did the Fund perform since inception?

Total Return Based on $25,000 Investment

	Penn Mutual AM Strategic Income Fund, I Shares - $31862	Bloomberg U.S. Aggregate Bond Index (USD)* - $27206	ICE BofA U.S. 3-Month Treasury Bill Index (USD) - $29185
Jul/18	$25000	$25000	$25000
Dec/18	$24976	$25436	$25264
Dec/19	$26388	$27653	$25840
Dec/20	$27678	$29729	$26013
Dec/21	$28330	$29270	$26025
Dec/22	$27255	$25462	$26404
Dec/23	$29906	$26870	$27728
Dec/24	$31862	$27206	$29185

Since its inception on July 2, 2018. The line graph represents historical performance of a hypothetical investment of $25,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 877-762-6552 or visit https://www.pennmutualam.com/strategies/strategic-income-strategy/institutional-mutual-fund for current month-end performance.

*As of December 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of December 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Penn Mutual AM Strategic Income Fund, I Shares	6.54%	3.84%	3.80%
Bloomberg U.S. Aggregate Bond Index (USD)*	1.25%	-0.33%	1.31%
ICE BofA U.S. 3-Month Treasury Bill Index (USD)	5.25%	2.46%	2.41%

Key Fund Statistics as of December 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$163,715,717	89	$604,199	63%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Futures Contracts	0.2%
Information Technology	0.4%
Communication Services	0.5%
Municipal Bond	1.7%
Materials	1.9%
Energy	2.1%
Loan Participations	2.7%
Utilities	2.9%
Consumer Discretionary	3.0%
Health Care	4.4%
Industrials	5.8%
Financials	8.3%
Asset-Backed Securities	12.1%
U.S. Treasury Obligations	21.9%
Mortgage-Backed Securities	30.2%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Coupon Rate	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	3.375%	09/15/27	16.7%
FHLMC	3.000%	05/01/53	2.4%
FREMF Mortgage Trust, Ser K69, Cl B	3.727%	10/25/49	2.3%
GNMA, Ser 2013-11, Cl LP	3.500%	01/20/43	2.1%
FHLMC, Ser 2016-4609, Cl QV	3.000%	05/15/44	2.0%
FREMF Mortgage Trust, Ser K47, Cl C	3.585%	06/25/48	1.8%
FNMA	3.500%	04/01/53	1.7%
University of Texas System Permanent University Fund	5.262%	07/01/39	1.7%
State Street, TSFR3M + 0.822%	5.345%	05/15/28	1.6%
FREMF Mortgage Trust, Ser K65, Cl B	4.080%	07/25/50	1.6%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  877-762-6552

  https://www.pennmutualam.com/strategies/strategic-income-strategy/institutional-mutual-fund

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-762-6552 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Penn Mutual AM Strategic Income Fund / I Shares - PMUBX

Annual Shareholder Report: December 31, 2024

PNN-AR-TSR-2024-2

The Advisors' Inner Circle Fund III

Penn Mutual AM 1847 Income Fund

I Shares - PMEFX

Annual Shareholder Report: December 31, 2024

This annual shareholder report contains important information about I Shares of the Penn Mutual AM 1847 Income Fund (the "Fund") for the period from January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://www.pennmutualam.com/strategies/balanced-income-strategy/penn-mutual-am-1847-income-fund. You can also request this information by contacting us at 877-762-6552.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Penn Mutual AM 1847 Income Fund, I Shares	$68	0.65%

How did the Fund perform in the last year?

Summary of Results

The Fund returned 9.69% for the twelve-month period ending December 31, 2024. During the same period, the Bloomberg U.S. Aggregate Bond Index, the Fund's broad-based benchmark, returned 1.25%, while the Morningstar Moderately Conservative Target Risk Total Return USD Index, the Fund's performance benchmark, returned 6.40%.

Top Contributors to Performance

In terms of top stock contributors, Argan (AGX) builds energy plants including natural gas and alternative energy sources. The pickup in demand for energy driven by artificial intelligence (AI) and other energy demands caused an increase in orders, sales and earnings for Argan. As a result, the stock produced a total return over 100% for the twelve-month period. Interdigital (IDCC) was one of the highest weighted stocks in the Fund and its 80%+ return for the twelve-month period led the patent-licensing company to be the second largest positive contributor in 2024. Valhi (VHI), a chemical company that specializes in titanium dioxide pigments, surged on a cyclical boost in prices which helped earnings and led to a 130%+ total return for the twelve-month period. Finally, Repositrak (TRAK), a company software enabling food companies and vendors to maintain safety compliance, gained more than 130% for the twelve-month period. Convertible bonds and high-yield bonds both contributed significantly as they were among the Fund’s best performers. The Fund’s top bond contributor was Emergent BioSolutions (EBS) 3.875% 8/15/28 bonds which gained more than 40% as the company sold assets, generated higher profits and paid down debt throughout the year. Syncronoss Technologies 8.375% 6/30/26 baby bonds were the Fund’s second largest positive bond contributor as the company continued to extend contracts with major telecom providers, generated cash and paid down debt to improve their balance sheet.

Top Detractors from Performance

The Fund’s largest detractor on the stock side was Comtech (CMTL). The company had a volatile year which included a decline in business, the firing of their chief executive officer and a proxy contest of their board. The negative news sent the stock down more than 50% for the twelve-month period. AES Corp (AES), an electric power distribution company, fell despite producing solid earnings as companies exposed to alternative power generation were not favored given the new Trump Administration stance on alternative sources of power compared to more traditional energy. Finally, Walgreens (WBA) dropped nearly 60% due to a decline in sales and earnings throughout 2024 as the company struggled with a weak environment and a management team restructuring. On the bond side, the most prevalent detractors were long duration bonds (eight) and two convertible bond positions. These longer duration holdings included the Fund’s position in the U.S. Treasury 3.625% 2/15/53 bond which declined roughly 18% for the twelve-month period, Pitney Bowes (PBI) 6.700% 3/07/43 baby bonds which declined roughly 9.0% despite some solid, fundamental news and a handful of longer maturity bonds, including Regeneron Pharmaceuticals 2.800% 9/15/50, Alphabet 2.050% 8/15/50 and Electronic Arts 2.950% 8/15/51 bonds. The two convertible bond detractors were issued by companies involved in bitcoin mining and AI data centers - Terawulf (WULF) 2.750% 2/01/30 and IREN 3.250% 6/15/30. Both securities will be more volatile relative to traditional bonds given the correlation with their underlying common stock.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	Penn Mutual AM 1847 Income Fund, I Shares - $13485	Bloomberg U.S. Aggregate Bond Index (USD)* - $9133	Morningstar Moderately Conservative Target Risk Total Return USD Index - $11658
Jul/20	$10000	$10000	$10000
Dec/20	$10647	$9980	$10783
Dec/21	$11688	$9826	$11469
Dec/22	$11186	$8548	$9880
Dec/23	$12294	$9020	$10956
Dec/24	$13485	$9133	$11658

Since its inception on July 31, 2020. The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 877-762-6552 or visit https://www.pennmutualam.com/strategies/balanced-income-strategy/penn-mutual-am-1847-income-fund for current month-end performance.

*As of December 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of December 31, 2024

Fund/Index Name	1 Year	Annualized Since Inception
Penn Mutual AM 1847 Income Fund, I Shares	9.69%	7.00%
Bloomberg U.S. Aggregate Bond Index (USD)*	1.25%	-2.03%
Morningstar Moderately Conservative Target Risk Total Return USD Index	6.40%	3.53%

Key Fund Statistics as of December 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$73,985,463	101	$97,979	118%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Real Estate	0.3%
Financials	2.4%
Materials	3.5%
Utilities	3.7%
Communication Services	4.5%
Consumer Staples	6.4%
Energy	6.6%
Consumer Discretionary	7.1%
U.S. Treasury Obligations	11.1%
Health Care	12.8%
Industrials	14.6%
Information Technology	23.5%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Coupon Rate	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Note	2.750%	02/28/25	9.4%
Pitney Bowes	6.700%	03/07/43	4.6%
Terawulf	2.750%	02/01/30	3.3%
Emergent BioSolutions	3.875%	08/15/28	3.1%
Synchronoss Technologies	8.375%	06/30/26	2.7%
AES	—	—	2.1%
Okta	0.125%	09/01/25	2.0%
Omnicell	0.250%	09/15/25	1.9%
Regeneron Pharmaceuticals	2.800%	09/15/50	1.8%
Opera ADR	—	—	1.7%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  877-762-6552

  https://www.pennmutualam.com/strategies/balanced-income-strategy/penn-mutual-am-1847-income-fund

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-762-6552 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Penn Mutual AM 1847 Income Fund / I Shares - PMEFX

Annual Shareholder Report: December 31, 2024

PNN-AR-TSR-2024-1

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2024			FYE December 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$797,690	None	None	$717,900	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$559,700(2)	None	None	$807,756(2)
(d)	All Other Fees	None	None	$10,530(3)	None	None	$7,535(3)

Fees billed by Cohen & Co (“Cohen”) (Formerly, BBD LLP (“BBD”)) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2024			FYE December 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	None	None	None	$88,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2024			FYE December 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$392,971	None	None	$303,108	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2024	FYE December 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (Cohen):

	FYE December 31, 2024	FYE December 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2024	FYE December 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)       Not applicable.

(g)       The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $570,230 and $815,291 for 2024 and 2023, respectively.

(g)       The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2024 and 2023, respectively.

(g)       The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2024 and 2023, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)       Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

The Advisors’ Inner Circle Fund III

Penn Mutual AM Strategic Income Fund

Penn Mutual AM 1847 Income Fund

Annual Financials and Other Information	DECEMBER 31, 2024

Investment Adviser:

Penn Mutual Asset Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

TABLE OF CONTENTS

Financial Statements (Form N-CSR Item 7)

Schedules of Investments	1
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	49
Notice to Shareholders (Unaudited)	50
Other Information - Form N-CSR Items 8-11 (Unaudited)	51

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM STRATEGIC INCOME FUND DECEMBER 31, 2024

SCHEDULE OF INVESTMENTS
MORTGAGE-BACKED SECURITIES — 30.2%
	Face Amount	Value
Agency Mortgage-Backed Obligations — 11.9%
FHLMC
5.500%, 08/01/2053	$2,218,864	$2,192,775
3.000%, 05/01/2053	4,606,191	3,914,198
FHLMC Multifamily Structured Pass - Through, Ser K043, Cl X3, IO
Callable 01/25/2025 @ $100
1.612%, 02/25/2043 (A)	10,748,157	107
FHLMC, Ser 2016-4609, Cl QV
3.000%, 05/15/2044	3,317,450	3,212,709
FHLMC, Ser 2022-5271, Cl A
5.500%, 10/25/2047	2,324,275	2,308,035
FNMA
3.500%, 04/01/2053	3,218,465	2,848,450
GNMA, Ser 2012-148, Cl PA
1.250%, 04/20/2041	1,675,607	1,642,476
GNMA, Ser 2013-11, Cl LP
3.500%, 01/20/2043	3,772,509	3,443,280
		19,562,030
Non-Agency Mortgage-Backed Obligations — 18.3%
BBCMS Mortgage Trust 2024-5C25, Ser 5C25, Cl C
Callable 03/15/2029 @ $100
6.643%, 03/15/2057 (A)	1,000,000	1,018,581
BBCMS Mortgage Trust 2024-C24, Ser C24, Cl D
Callable 02/15/2034 @ $100
4.250%, 02/15/2057 (B)	610,000	483,019
BMO 2024-5C3 Mortgage Trust, Ser 5C3, Cl C
Callable 02/15/2029 @ $100
6.859%, 02/15/2057 (A)	1,350,000	1,389,424
BSPRT Issuer, Ser 2021-FL6, Cl B
Callable 01/15/2025 @ $100
6.112%, , TSFR1M + 1.714% 03/15/2036 (B)	1,500,000	1,465,857
Bunker Hill Loan Depositary Trust, Ser 2019-3, Cl M1
Callable 01/25/2025 @ $100
3.269%, 11/25/2059 (B) (C)	2,650,000	2,553,886
FREMF 2016-K53 Mortgage Trust, Ser K53, Cl B
Callable 01/25/2026 @ $100
4.024%, 03/25/2049 (A) (B)	1,250,000	1,234,166

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM STRATEGIC INCOME FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
Non-Agency Mortgage-Backed Obligations — continued
FREMF 2016-K53 Mortgage Trust, Ser K53, Cl C
Callable 01/25/2026 @ $100
4.024%, 03/25/2049 (A) (B)	$1,500,000	$1,477,398
FREMF 2018-K83 Mortgage Trust, Ser K83, Cl B
Callable 10/25/2028 @ $100
4.278%, 11/25/2051 (A) (B)	1,500,000	1,438,387
FREMF 2019-K98 Mortgage Trust, Ser K98, Cl B
Callable 08/25/2029 @ $100
3.738%, 10/25/2052 (A) (B)	2,000,000	1,847,832
FREMF Mortgage Trust, Ser K47, Cl C
Callable 05/25/2025 @ $100
3.585%, 06/25/2048 (A) (B)	3,000,000	2,981,792
FREMF Mortgage Trust, Ser K65, Cl B
Callable 07/25/2027 @ $100
4.080%, 07/25/2050 (A) (B)	2,650,000	2,576,882
FREMF Mortgage Trust, Ser K69, Cl B
Callable 10/25/2027 @ $100
3.727%, 10/25/2049 (A) (B)	3,895,000	3,730,506
JP Morgan Mortgage Trust, Ser 2017-1, Cl A11
Callable 06/25/2031 @ $100
3.447%, 01/25/2047 (A) (B)	560,520	490,739
Morgan Stanley Capital I Trust 2015-MS1, Ser MS1, Cl A4
Callable 07/15/2025 @ $100
3.779%, 05/15/2048 (A)	1,000,000	992,601
OBX 2019-EXP3 Trust, Ser 2019-EXP3, Cl 2A2
Callable 09/25/2028 @ $100
5.553%, , TSFR1M + 1.214% 10/25/2059 (B)	680,642	689,367
Sequoia Mortgage Trust, Ser 2017-5, Cl A1
Callable 01/25/2030 @ $100
3.500%, 08/25/2047 (A) (B)	1,655,443	1,458,524
Sequoia Mortgage Trust, Ser 2021-5, Cl A5
2.000%, 07/25/2051 (A) (B)	2,035,784	1,740,988
Towd Point Mortgage Trust 2018-2, Ser 2018-2, Cl A1
Callable 11/25/2028 @ $100
3.250%, 03/25/2058 (A) (B)	827,160	812,683

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM STRATEGIC INCOME FUND DECEMBER 31, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
Non-Agency Mortgage-Backed Obligations — continued
Verus Securitization Trust 2023-8, Ser 2023-8, Cl A2
Callable 12/25/2026 @ $100
6.664%, 12/25/2068 (B) (C)	$1,551,598	$1,566,943
		29,949,575
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $50,545,111)		49,511,605
CORPORATE OBLIGATIONS — 28.9%

Communication Services — 0.5%
Paramount Global
Callable 02/19/2032 @ $100
4.200%, 05/19/2032	1,000,000	881,315

Consumer Discretionary — 3.0%
Ford Motor Credit
Callable 04/28/2027 @ $100
4.950%, 05/28/2027	1,000,000	990,882
Gap
Callable 10/01/2026 @ $102
3.875%, 10/01/2031 (B)	1,500,000	1,297,071
K Hovnanian Enterprises
Callable 03/30/2026 @ $106
11.750%, 09/30/2029 (B)	1,500,000	1,633,178
Newell Brands
Callable 01/01/2026 @ $100
5.700%, 04/01/2026	932,000	931,603
		4,852,734
Energy — 2.1%
Energy Transfer
6.500%, H15T5Y + 5.694% (D)	2,000,000	2,000,824
Callable 11/15/2026 @ $100
Expand Energy
Callable 02/06/2025 @ $101
5.875%, 02/01/2029 (B)	1,500,000	1,487,800
		3,488,624
Financials — 8.3%
Ashtead Capital
Callable 05/11/2032 @ $100
5.500%, 08/11/2032 (B)	2,000,000	1,974,309

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM STRATEGIC INCOME FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Financials — continued
eG Global Finance
Callable 05/30/2026 @ $106
12.000%, 11/30/2028 (B)	$2,000,000	$2,236,590
First Maryland Capital II
Callable 02/06/2025 @ $100
5.683%, TSFR3M + 1.112%, 02/01/2027	2,411,000	2,356,131
New York Life Global Funding MTN
4.550%, 01/28/2033 (B)	1,750,000	1,672,807
PNC Financial Services Group
Callable 06/12/2028 @ $100
5.582%, SOFRRATE + 1.841%, 06/12/2029	1,000,000	1,017,455
State Street
Callable 02/06/2025 @ $100
5.345%, TSFR3M + 0.822%, 05/15/2028	2,750,000	2,675,216
US Bancorp
Callable 11/03/2031 @ $100
2.491%, H15T5Y + 0.950%, 11/03/2036	2,000,000	1,619,902
		13,552,410
Health Care — 4.4%
Centene
Callable 02/03/2025 @ $102
4.625%, 12/15/2029	2,500,000	2,364,400
CVS Health
Callable 12/10/2029 @ $100
7.000%, H15T5Y + 2.886%, 03/10/2055	1,500,000	1,505,033
Health Care Service A Mutual Legal Reserve
Callable 03/01/2030 @ $100
2.200%, 06/01/2030 (B)	2,000,000	1,728,766
Merck
Callable 09/07/2038 @ $100
3.900%, 03/07/2039	1,900,000	1,608,227
		7,206,426
Industrials — 5.8%
American Airlines Pass Through Trust, Cl B
3.950%, 07/11/2030	1,640,000	1,516,302
BNSF Funding Trust I
Callable 01/15/2026 @ $100
6.613%, US0003M + 2.350%, 12/15/2055	1,500,000	1,503,746
Boeing
Callable 11/01/2034 @ $100
3.250%, 02/01/2035	1,300,000	1,035,134

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM STRATEGIC INCOME FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Industrials — continued
Concentrix
Callable 07/02/2026 @ $100
6.650%, 08/02/2026	$1,000,000	$1,017,157
Delta Air Lines
4.500%, 10/20/2025 (B)	184	183
Graham Packaging
Callable 02/03/2025 @ $102
7.125%, 08/15/2028 (B)	1,500,000	1,478,110
Mauser Packaging Solutions Holding
Callable 02/06/2025 @ $104
7.875%, 08/15/2026 (B)	1,000,000	1,007,450
Trivium Packaging Finance BV
Callable 02/03/2025 @ $100
5.500%, 08/15/2026 (B)	1,200,000	1,182,816
United Airlines 2020-1 Class B Pass Through Trust
4.875%, 01/15/2026	798,000	796,705
		9,537,603
Materials — 1.9%
Celanese US Holdings
Callable 10/15/2028 @ $100
6.600%, 11/15/2028	2,000,000	2,048,702
Sherwin-Williams
Callable 07/01/2031 @ $100
4.800%, 09/01/2031	1,000,000	986,834
		3,035,536
Utilities — 2.9%
Dominion Energy
Callable 11/03/2029 @ $100
6.875%, H15T5Y + 2.386%, 02/01/2055	2,000,000	2,078,304
Duke Energy Carolinas
Callable 12/15/2031 @ $100
2.850%, 03/15/2032	1,250,000	1,080,641
Vistra
8.000%, H15T5Y + 6.930% (B)(D)	1,500,000	1,530,845
Callable 10/15/2026 @ $100
		4,689,790
TOTAL CORPORATE OBLIGATIONS
(Cost $47,678,672)		47,244,438

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM STRATEGIC INCOME FUND DECEMBER 31, 2024

U.S. TREASURY OBLIGATIONS — 21.9%
	Face Amount	Value
U.S. Treasury Bill
0.000%, 01/09/2025(E)	$2,000,000	$1,998,363

U.S. Treasury Inflation Indexed Bond
1.375%, 07/15/2033	2,494,488	2,333,421

U.S. Treasury Notes
4.125%, 01/31/2025	2,250,000	2,249,471
3.375%, 09/15/2027	28,000,000	27,362,151
1.750%, 01/31/2029	2,200,000	1,986,631
		31,598,253

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $36,548,732)		35,930,037

ASSET-BACKED SECURITIES — 12.1%

Automotive — 1.7%
Exeter Automobile Receivables Trust 2021-3, Ser 2021-3A, Cl D
Callable 04/15/2026 @ $100
1.550%, 06/15/2027	1,573,597	1,535,462
Exeter Automobile Receivables Trust 2022-1, Ser 2022-1A, Cl D
Callable 03/15/2027 @ $100
3.020%, 06/15/2028	575,000	565,691
Prestige Auto Receivables Trust, Ser 2021-1A, Cl C
Callable 06/15/2026 @ $100
1.530%, 02/15/2028 (B)	673,368	665,714
		2,766,867
Other ABS — 4.6%
APEX CREDIT CLO 2018-II, Ser 2024-2A, Cl BRR
Callable 01/20/2025 @ $100
6.517%, TSFR3M + 1.900%, 10/20/2031 (B)	1,500,000	1,501,381
Atlas Senior Loan Fund X, Ser 2018-10A, Cl B
Callable 01/15/2025 @ $100
6.418%, TSFR3M + 1.762%, 01/15/2031 (B)	1,500,000	1,502,384
Canyon Capital CLO 2016-1, Ser 2018-1A, Cl CR
Callable 01/15/2025 @ $100
6.818%, TSFR3M + 2.162%, 07/15/2031 (B)	1,000,000	999,941
CARLYLE US CLO 2017-4, Ser 2017-4A, Cl B
Callable 01/15/2025 @ $100
6.768%, TSFR3M + 2.112%, 01/15/2030 (B)	1,000,000	998,757

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM STRATEGIC INCOME FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Other ABS — continued
Northwoods Capital XVII, Ser 2018-17A, Cl C
Callable 01/22/2025 @ $100
6.743%, TSFR3M + 2.112%, 04/22/2031 (B)	$1,500,000	$1,500,009
Park Avenue Institutional Advisers CLO 2018-1, Ser 2021-1A, Cl BR
Callable 01/20/2025 @ $100
6.979%, TSFR3M + 2.362%, 10/20/2031 (B)	1,000,000	998,757
		7,501,229
Student Loan — 5.8%
ECMC Group Student Loan Trust, Ser 2019-1A, Cl A1A
Callable 08/25/2032 @ $100
2.720%, 07/25/2069 (B)	1,178,490	1,057,524
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
Callable 03/15/2026 @ $100
6.112%, TSFR1M + 1.714%, 10/15/2031 (B)	706,557	707,668
Navient Private Education Loan Trust, Ser 2015-AA, Cl A3
Callable 02/15/2028 @ $100
6.212%, TSFR1M + 1.814%, 11/15/2030 (B)	689,573	692,139
Navient Private Education Loan Trust, Ser 2015-BA, Cl A3
Callable 08/15/2028 @ $100
5.962%, TSFR1M + 1.564%, 07/16/2040 (B)	1,484,974	1,488,603
Nelnet Student Loan Trust 2004-4, Ser 2004-4, Cl B
Callable 01/25/2025 @ $100
5.745%, SOFR90A + 0.562%, 01/25/2041	2,284,939	2,242,901
SLM Student Loan Trust, Ser 2014-2, Cl A3
Callable 07/25/2031 @ $100
5.273%, SOFR30A + 0.704%, 03/25/2055	861,562	855,739
SMB Private Education Loan Trust 2017-A, Ser 2017-A, Cl B
3.500%, 06/17/2041 (B)	1,000,000	973,273
SMB Private Education Loan Trust, Ser 2015-C, Cl B
Callable 04/15/2028 @ $100
3.500%, 09/15/2043 (B)	1,370,715	1,357,183

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM STRATEGIC INCOME FUND DECEMBER 31, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Student Loan — continued
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B
5.962%, TSFR1M + 1.564%, 02/17/2032 (B)	$87,836	$87,882
		9,462,912
TOTAL ASSET-BACKED SECURITIES
(Cost $19,854,075)		19,731,008
LOAN PARTICIPATIONS — 2.7%

Fertitta Entertainment
9.356%0, 01/27/2029	1,496,154	1,500,463
Majordrive TL
0.000%0, 06/01/2029 (E)	1,500,000	1,466,250
Prairie Acquiror LP
8.616%0, 08/01/2029	1,488,769	1,498,073

TOTAL LOAN PARTICIPATIONS
(Cost $4,420,399)		4,464,786
MUNICIPAL BOND — 1.7%

Texas — 1.7%
University of Texas System Permanent University Fund
5.262%0, 07/01/2039	2,790,000	2,713,380

TOTAL MUNICIPAL BOND
(Cost $2,790,000)		2,713,380

PREFERRED STOCK — 0.4%
	Shares
Information Technology — 0.4%
Synchronoss Technologies 8.375%	25,000	628,750
TOTAL PREFERRED STOCK
(Cost $530,033)		628,750

TOTAL INVESTMENTS — 97.9%
(Cost $162,367,022)		$160,224,004

Percentages are based on Net Assets of $163,715,717.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM STRATEGIC INCOME FUND DECEMBER 31, 2024

(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". The total value of such securities as of December 31, 2024 was $58,310,109 and represents 35.6% of Net Assets.

(C)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2024. The coupon on a step bond changes on a specified date.
(D)	Perpetual security with no stated maturity date.
(E)	Zero coupon security.

ABS — Asset-Backed Securities
Cl — Class
CLO — Collateralized Loan Obligation
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FREMF — Freddy Mac Multi-Family
GNMA — Government National Mortgage Association
H15T5Y — US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IO — Interest Only - face amount represents notional amount
MTN — Medium Term Note
Ser — Series
SOFR30A — Secured Overnight Financing Rate 30-Day Average
SOFRRATE — Secured Overnight Financing Rate
TSFR1M — Term Secured Overnight Financing Rate 1 Month Average
TSFR3M — Term Secured Overnight Financing Rate 3 Month Average

The open futures contracts held by the Fund at December 31, 2024, are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. 5-Year Treasury Note	(13)	Mar-2025	$1,392,705	$1,381,961	$10,744
U.S. Ultra Long Treasury Bond	(50)	Mar-2025	6,248,339	5,945,313	303,026
			$7,641,044	$7,327,274	$313,770

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM STRATEGIC INCOME FUND DECEMBER 31, 2024

The following is a summary of the level of inputs used as of December 31 , 2024, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$49,511,605	$—	$49,511,605
Corporate Obligations	—	47,244,438	—	47,244,438
U.S. Treasury Obligations	—	35,930,037	—	35,930,037
Asset-Backed Securities	—	19,731,008	—	19,731,008
Loan Participations	—	4,464,786	—	4,464,786
Municipal Bond	—	2,713,380	—	2,713,380
Preferred Stock	628,750	—	—	628,750
Total Investments in Securities	$628,750	$159,595,254	$—	$160,224,004

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$313,770	$–	$–	$313,770
Total Other Financial Instruments	$313,770	$–	$–	$313,770

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM 1847 INCOME FUND DECEMBER 31, 2024

SCHEDULE OF INVESTMENTS
COMMON STOCK — 38.7%
	Shares	Value
Communication Services — 0.5%
Shutterstock	12,500	$379,375
Consumer Discretionary — 2.7%
Alibaba Group Holding ADR	4,300	364,597
Carriage Services, Cl A	21,500	856,775
Jack in the Box	9,500	395,580
ZOZO ADR	62,000	380,531
		1,997,483
Consumer Staples — 4.3%
British American Tobacco ADR	7,000	254,240
Brown-Forman, Cl B	9,800	372,204
Calavo Growers	31,750	809,625
Keurig Dr Pepper	7,000	224,840
MGP Ingredients	6,000	236,220
PriceSmart	5,175	476,980
Remy Cointreau ADR	27,000	160,510
Tyson Foods, Cl A	6,000	344,640
Walgreens Boots Alliance	41,000	382,530
		3,261,789
Energy — 5.9%
Black Stone Minerals	13,000	189,800
Delek US Holdings	27,500	508,750
Devon Energy	11,550	378,032
Evolution Petroleum	60,168	314,679
MPLX	19,970	955,764
NACCO Industries, Cl A	13,535	403,614
Nordic American Tankers	73,000	182,500
Occidental Petroleum	11,325	559,568
Peabody Energy	13,500	282,690
Select Water Solutions, Cl A	46,905	621,022
		4,396,419
Financials — 0.6%
Jefferies Financial Group	5,225	409,640
Health Care — 3.4%
Bristol-Myers Squibb	9,600	542,976
Hikma Pharmaceuticals ADR	11,000	550,082
National Research	28,281	498,877
Perrigo	7,800	200,538
Roche Holding ADR	10,800	376,704

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM 1847 INCOME FUND DECEMBER 31, 2024

COMMON STOCK — continued
	Shares	Value
Health Care — continued
SIGA Technologies	58,280	$350,263
		2,519,440
Industrials — 6.8%
3M	4,500	580,905
AP Moller - Maersk ADR, Cl B	52,000	426,920
Argan	2,700	370,008
Brady, Cl A	3,660	270,291
BWX Technologies	4,450	495,685
Hoshizaki ADR	35,000	309,400
Luxfer Holdings ADR	25,211	330,012
National Presto Industries	11,125	1,094,923
Omega Flex	8,900	373,533
Park Aerospace	52,000	761,800
		5,013,477
Information Technology — 7.0%
American Software, Cl A	42,000	465,360
Comtech Telecommunications *	160,377	643,112
Hewlett Packard Enterprise	23,200	495,320
Immersion	85,000	742,050
InterDigital	2,950	571,474
Opera ADR	65,430	1,239,244
Richardson Electronics	42,044	589,877
Spectris	11,500	351,210
		5,097,647
Materials — 3.5%
Agnico Eagle Mines	7,100	555,291
Anglo American ADR	51,000	752,250
Barrick Gold	27,000	418,500
Corteva	6,400	364,544
Fortitude Gold	100,912	497,496
		2,588,081
Real Estate — 0.3%
Community Healthcare Trust ‡	13,000	249,730
Utilities — 3.7%
AES	119,500	1,537,965
California Water Service Group	8,050	364,906
Otter Tail	2,000	147,680
UGI	14,500	409,335

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM 1847 INCOME FUND DECEMBER 31, 2024

COMMON STOCK — continued
	Shares	Value
Utilities — continued
York Water	7,500	$245,400
		2,705,286
TOTAL COMMON STOCK
(Cost $27,205,740)		28,618,367

CORPORATE OBLIGATIONS — 19.2%
	Face Amount
Communication Services — 2.1%
Activision Blizzard
Callable 03/15/2050 @ $100
2.500%, 09/15/2050	$395,000	205,443
Alphabet
Callable 02/15/2050 @ $100
2.050%, 08/15/2050	1,600,000	886,558
Electronic Arts
Callable 08/15/2050 @ $100
2.950%, 02/15/2051	695,000	435,529
		1,527,530
Consumer Discretionary — 2.5%
Gap
Callable 10/01/2026 @ $102
3.875%, 10/01/2031 (A)	1,000,000	864,714
Macy's Retail Holdings
Callable 07/15/2041 @ $100
5.125%, 01/15/2042	250,000	187,520
MercadoLibre
Callable 10/14/2030 @ $100
3.125%, 01/14/2031	400,000	346,599
Callable 12/14/2025 @ $100
2.375%, 01/14/2026	451,000	437,193
		1,836,026
Consumer Staples — 0.9%
Molson Coors Beverage
Callable 01/15/2046 @ $100
4.200%, 07/15/2046	853,000	680,917

Energy — 0.7%
Martin Midstream Partners
Callable 08/15/2025 @ $112
11.500%, 02/15/2028 (A)	500,000	543,140

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM 1847 INCOME FUND DECEMBER 31, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Health Care — 6.6%
Emergent BioSolutions
Callable 01/22/2025 @ $101
3.875%, 08/15/2028 (A)	$2,805,000	$2,294,203
Regeneron Pharmaceuticals
Callable 03/15/2050 @ $100
2.800%, 09/15/2050	2,319,000	1,366,509
Royalty Pharma
Callable 03/02/2050 @ $100
3.550%, 09/02/2050	1,834,000	1,223,015
		4,883,727
Industrials — 2.5%
Emerson Electric
Callable 06/21/2051 @ $100
2.800%, 12/21/2051	275,000	169,863
Callable 04/15/2050 @ $100
2.750%, 10/15/2050	1,000,000	621,867
Mueller Water Products
Callable 02/06/2025 @ $102
4.000%, 06/15/2029 (A)	1,145,000	1,057,839
		1,849,569
Information Technology — 3.9%
Apple
Callable 02/08/2062 @ $100
4.100%, 08/08/2062	1,000,000	796,186
Ciena
Callable 02/06/2025 @ $102
4.000%, 01/31/2030 (A)	396,000	363,942
Microsoft
Callable 03/15/2050 @ $100
2.500%, 09/15/2050	1,750,000	1,059,088
Skyworks Solutions
Callable 03/01/2031 @ $100
3.000%, 06/01/2031	749,000	641,583
		2,860,799
TOTAL CORPORATE OBLIGATIONS
(Cost $15,077,884)		14,181,708

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM 1847 INCOME FUND DECEMBER 31, 2024

CONVERTIBLE BONDS — 18.9%
	Face Amount	Value
Communication Services — 1.9%
Bandwidth CV to 5.5781
0.500%, 04/01/2028	$1,250,000	$996,442
Cardlytics CV to 11.7457
1.000%, 09/15/2025	500,000	446,250
		1,442,692
Consumer Discretionary — 0.6%
Etsy CV to 4.0518
0.250%, 06/15/2028	500,000	408,879

Consumer Staples — 1.2%
MGP Ingredients CV to 10.3911
Callable 11/20/2026 @ $100
1.875%, 11/15/2041	1,000,000	923,800

Financials — 1.8%
Euronet Worldwide CV to 5.2987
Callable 03/20/2025 @ $100
0.750%, 03/15/2049	734,000	725,559
LendingTree CV to 2.1683
0.500%, 07/15/2025	599,000	571,146
		1,296,705
Health Care — 2.8%
Exact Sciences CV to 10.0644
1.750%, 04/15/2031 (A)	500,000	464,400
LeMaitre Vascular CV to 8.3521
2.500%, 02/01/2030 (A)	250,000	257,937
Omnicell CV to 10.2751
0.250%, 09/15/2025	1,500,000	1,432,528
		2,154,865
Industrials — 0.7%
Enovix CV to 64.0800
3.000%, 05/01/2028 (A)	500,000	492,604

Information Technology — 9.9%
Applied Digital CV to 102.5431
2.750%, 06/01/2030 (A)	1,000,000	1,037,091
IREN CV to 59.4919
3.250%, 06/15/2030 (A)	1,000,000	883,500
Okta CV to 5.2991
0.125%, 09/01/2025	1,500,000	1,443,009

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM 1847 INCOME FUND DECEMBER 31, 2024

CONVERTIBLE BONDS — continued
	Face Amount	Value
Information Technology — continued
Pegasystems CV to 7.4045
0.750%, 03/01/2025	$1,000,000	$989,500
Terawulf CV to 117.9245
2.750%, 02/01/2030 (A)	2,500,000	2,460,228
Verint Systems CV to 16.1092
0.250%, 04/15/2026	530,000	496,875
		7,310,203
TOTAL CONVERTIBLE BONDS
(Cost $14,256,493)		14,029,748
U.S. TREASURY OBLIGATIONS — 11.1%

U.S. Treasury Bond
3.625%, 02/15/2053	1,500,000	1,218,736

U.S. Treasury Note
2.750%, 02/28/2025	7,000,000	6,982,382

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,351,025)		8,201,118

PREFERRED STOCK — 8.6%
	Shares
Consumer Discretionary — 1.3%
Fossil Group 7.000%	7,164	102,732
Hovnanian Enterprises 7.625% (B)	45,749	808,843
		911,575
Industrials — 4.6%
Pitney Bowes 6.700%	183,636	3,419,302
Information Technology — 2.7%
Synchronoss Technologies 8.375%	80,267	2,018,715
TOTAL PREFERRED STOCK
(Cost $6,402,804)		6,349,592

TOTAL INVESTMENTS — 96.5%
(Cost $71,293,946)		$71,380,533

Percentages are based on Net Assets of $73,985,463.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM 1847 INCOME FUND DECEMBER 31, 2024

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". The total value of such securities as of December 31, 2024 was $10,719,598 and represents 14.5% of Net Assets.

(B)	Perpetual security with no stated maturity date.

ADR — American Depositary Receipt
Cl — Class
CV — Convertible

The following is a summary of the level of inputs used as of December 31, 2024, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$28,618,367	$—	$—	$28,618,367
Corporate Obligations	—	14,181,708	—	14,181,708
Convertible Bonds	—	14,029,748	—	14,029,748
U.S. Treasury Obligations	—	8,201,118	—	8,201,118
Preferred Stock	6,349,592	—	—	6,349,592
Total Investments in Securities	$34,967,959	$36,412,574	$—	$71,380,533

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

STATEMENTS OF ASSETS AND LIABILITIES

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund
Assets:
Investments, at Value (Cost $162,367,022 and $71,293,946)	$160,224,004	$71,380,533
Cash	3,317,589	2,485,985
Receivable for Investment Securities Sold	1,492,500	195,412
Interest Receivable	1,433,882	392,074
Cash Pledged as Collateral for Futures Contracts	291,901	–
Variation Margin Receivable	23,094	–
Reclaim Receivable	–	7,969
Prepaid Expenses	13,601	14,286
Total Assets	166,796,571	74,476,259
Liabilities:
Payable for Investment Securities Purchased	2,932,500	427,228
Due to Adviser	62,370	12,018
Audit Fees Payable	14,259	14,259
Due to Administrator	12,474	8,494
Due to Transfer Agent	7,285	4,986
Chief Compliance Officer Fees Payable	4,561	2,130
Trustees Fees Payable	281	131
Other Accrued Expenses	47,124	21,550
Total Liabilities	3,080,854	490,796
Commitments and Contingencies †
Net Assets	$163,715,717	$73,985,463
Net Assets Consist of:
Paid-in Capital	$168,217,671	$73,828,792
Total Distributable Earnings (Accumulated Losses)	(4,501,954)	156,671
Net Assets	$163,715,717	$73,985,463
Class I Shares:
Net Assets	163,715,717	73,985,463
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	17,361,691	7,249,386
Net Asset Value, Offering and Redemption Price Per Share (Net Assets/Shares Outstanding)	$9.43	$10.21

† See Note 6 in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS YEAR ENDED DECEMBER 31, 2024

STATEMENTS OF OPERATIONS

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund
Investment Income:
Interest Income	$7,303,803	$1,755,113
Dividend Income	50,000	949,709
Less: Foreign Taxes Withheld	–	(5,037)
Total Investment Income	7,353,803	2,699,785
Expenses:
Investment Advisory Fees	604,199	238,331
Administration Fees	120,839	100,284
Trustees' Fees	22,196	8,573
Chief Compliance Officer Fees	9,639	4,019
Transfer Agent Fees	46,018	30,081
Registration Fees	37,102	25,060
Legal Fees	33,927	12,949
Audit Fees	31,066	31,348
Pricing Fees	20,678	7,486
Printing Fees	19,205	9,225
Custodian Fees	3,772	2,268
Insurance and Other Expenses	32,635	15,813
Total Expenses	981,276	485,437
Less:
Waiver of Investment Advisory Fees	–	(140,352)
Net Expenses	981,276	345,085
Net Investment Income	6,372,527	2,354,700
Net Realized Gain (Loss) on :
Investments	188,597	2,104,368
Futures Contracts	46,701	–
Foreign Currency Transactions	–	9
Net Realized Gain	235,298	2,104,377
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	350,160	(151,391)
Futures Contracts	865,679	–
Net Change in Unrealized Appreciation (Depreciation)	1,215,839	(151,391)
Net Realized and Unrealized Gain	1,451,137	1,952,986
Net Increase in Net Assets Resulting from Operations	$7,823,664	$4,307,686

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net Investment Income	$6,372,527	$5,114,632
Net Realized Gain (Loss)	235,298	(1,325,787)
Net Change in Unrealized Appreciation	1,215,839	6,931,846
Net Increase in Net Assets Resulting from Operations	7,823,664	10,720,691
Distributions:	(6,977,477)	(5,353,001)
Capital Share Transactions:
I Shares:
Issued	35,471,805	214,654
Reinvestment of Distributions	6,977,477	5,353,001
Redeemed	(39,555)	(32,164)
Net Increase in Net Assets from Share Transactions	42,409,727	5,535,491
Total Increase in Net Assets	43,255,914	10,903,181
Net Assets:
Beginning of Year	120,459,803	109,556,622
End of Year	$163,715,717	$120,459,803
Shares Issued and Redeemed:
I Shares:
Issued	3,699,959	23,405
Reinvestment of Distributions	742,876	589,049
Redeemed	(4,220)	(3,550)
Net Increase in Shares Outstanding from Share Transactions	4,438,615	608,904

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM 1847 INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net Investment Income	$2,354,700	$1,724,410
Net Realized Gain	2,104,377	692,258
Net Change in Unrealized Appreciation (Depreciation)	(151,391)	1,551,006
Net Increase in Net Assets Resulting from Operations	4,307,686	3,967,674
Distributions:	(3,574,889)	(1,917,064)
Capital Share Transactions:
I Shares:
Issued	25,559,428	2,484,075
Reinvestment of Distributions	3,574,889	1,917,064
Redeemed	(580,742)	(1,350,845)
Net Increase in Net Assets from Share Transactions	28,553,575	3,050,294
Total Increase in Net Assets	29,286,372	5,100,904
Net Assets:
Beginning of Year	44,699,091	39,598,187
End of Year	$73,985,463	$44,699,091
Shares Issued and Redeemed:
I Shares:
Issued	2,438,804	254,512
Reinvestment of Distributions	356,726	198,049
Redeemed	(58,543)	(138,393)
Net Increase in Shares Outstanding from Share Transactions	2,736,987	314,168

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year

I Shares	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Asset Value, Beginning of Year	$9.32	$8.90	$9.83	$10.28	$10.13
Income (Loss) from Operations:
Net Investment Income(1)	0.45	0.41	0.31	0.23	0.23
Net Realized and Unrealized Gain (Loss)	0.15	0.44	(0.68)	0.01	0.25
Total from Operations	0.60	0.85	(0.37)	0.24	0.48
Dividends and Distributions:
Net Investment Income	(0.49)	(0.43)	(0.31)	(0.25)	(0.25)
Net Realized Gain	—	—	(0.25)	(0.22)	(0.08)
Return of Capital	—	—	—	(0.22)	—
Total Dividends and Distributions	(0.49)	(0.43)	(0.56)	(0.69)	(0.33)
Net Asset Value, End of Year	$9.43	$9.32	$8.90	$9.83	$10.28
Total Return†	6.54%	9.73%	(3.79)%	2.36%	4.89%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$163,716	$120,460	$109,557	$123,052	$120,122
Ratio of Expenses to Average Net Assets	0.73%	0.78%	0.77%	0.75%	0.74%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.73%	0.78%	0.77%	0.75%	0.74%
Ratio of Net Investment Income to Average Net Assets	4.75%	4.47%	3.27%	2.24%	2.25%
Portfolio Turnover Rate	63%	74%	82%	96%	175%

(1)	Per share data calculated using average shares method.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM 1847 INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year or Period

I Shares	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net Asset Value, Beginning of Year or Period	$9.91	$9.43	$10.18	$10.54	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.45	0.39	0.31	0.30	0.08
Net Realized and Unrealized Gain (Loss)	0.48	0.53	(0.75)	0.72	0.57
Total from Operations	0.93	0.92	(0.44)	1.02	0.65
Dividends and Distributions:
Net Investment Income	(0.63)	(0.44)	(0.31)	(0.47)	(0.08)
Net Realized Gain	—	—	—	(0.85)	(0.03)
Return of Capital	—	—	—	(0.06)	—
Total Dividends and Distributions	(0.63)	(0.44)	(0.31)	(1.38)	(0.11)
Net Asset Value, End of Year or Period	$10.21	$9.91	$9.43	$10.18	$10.54
Total Return†	9.69%	9.91%	(4.29)%	9.78%	6.47%
Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$73,985	$44,699	$39,598	$25,389	$21,719
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.88	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.92%	1.03%	1.11%	1.32%	1.95	%**
Ratio of Net Investment Income to Average Net Assets	4.45%	4.07%	3.22%	2.61%	1.97	%**
Portfolio Turnover Rate	118%	74%	77%	97%	40	%***

(1)	Per share data calculated using average shares method.
*	Commenced operations on July 31, 2020.
**	Annualized
***	Not Annualized
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 49 funds. The financial statements herein are those of the Penn Mutual AM Strategic Income Fund and the Penn Mutual AM 1847 Income Fund (the “Funds”). The investment objective of the Penn Mutual AM Strategic Income Fund is to seek attractive risk-adjusted total return through a combination of income and capital appreciation. The investment objective of the Penn Mutual AM 1847 Income Fund is to seek current income and, secondarily, total return consistent with the preservation of capital. Each Fund is classified as a diversified investment company. Penn Mutual Asset Management, LLC serves as the Funds’ investment adviser (the “Adviser”). The Funds currently offer I Shares. The Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund commenced operations on July 2, 2018 and July 31, 2020, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Funds. The Funds are an investment company and therefore apply the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2024, there were no fair valued securities.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser's pricing procedures, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended December 31, 2024, the Funds did not incur any interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country’s tax rules and rates. The Funds or their agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statements of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Futures Contracts — The Penn Mutual AM Strategic Income Fund utilized futures contracts during the year ended December 31, 2024. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of December 31, 2024.

For the year ended December 31, 2024, the average quarterly notional amount of futures contracts held were as follows:

Penn Mutual AM Strategic Income Fund:

Average Quarterly Market Value Balance Long	$	—
Average Quarterly Market Value Balance Short	$	(7,090,227)

Amounts designated as “—“ are $0.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Funds distribute their net investment income monthly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options and only at the expiration date for European options. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

For the year ended December 31, 2024, the Funds did not hold any option contracts.

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps and equity swap contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay. The Funds did not enter into any swap contracts during the year ended December 31, 2024.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at year end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian. At December 31, 2024, the Funds did not hold swap contracts.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the period. The fair value of derivative instruments as of December 31, 2024, is as follows:

Penn Mutual AM Strategic Income Fund
Asset Derivatives				Liability Derivatives
	Statements of Assets and Liability Location	Fair Value			Statements of Assets and Liability Location	Fair Value
Interest Rate contracts	Unrealized appreciation on Futures Contracts	$313,770	*	Interest Rate contracts	Unrealized depreciation on Futures Contracts	$—	*
		$313,770				$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2024, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Penn Mutual AM Strategic Income Fund
	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$-	$-	$46,701	$-	$-	$46,701
Total	$-	$-	$46,701	$-	$-	$46,701

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Penn Mutual AM Strategic Income Fund
	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$-	$-	$865,679	$-	$-	$865,679
Total	$-	$-	$865,679	$-	$-	$865,679

4. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

5. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended December 31, 2024, the Penn Mutual AM Strategic Income Fund and the Penn Mutual AM 1847 Income Fund paid $120,839 and $100,284, respectively for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

SS&C Global Investor & Distribution Solutions, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

6. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to each Fund at a fee calculated at an annual rate of 0.45% of the Funds’ average daily net assets.

Penn Mutual AM Strategic Income Fund:

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquire fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until May 31, 2025 (the “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2025. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. As of December 31, 2024, there were no fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future recapture.

Penn Mutual AM 1847 Income Fund:

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquire fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.65% of the Fund’s average daily net assets until May 31, 2025 (the “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2025. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. As of December 31, 2024, fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future recapture, up to the expense cap in place at the time the expenses were waived and reimbursed were $172,940, expiring in 2025, $160,734, expiring in 2026 and $140,352, expiring in 2027.

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended December 31, 2024, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Penn Mutual AM Strategic Income Fund	$58,276,536	$57,648,151	$42,607,114	$10,017,140
Penn Mutual AM 1847 Income Fund	66,994,170	52,059,876	1,368,340	617,988

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences are primarily related to investments in perpetual bonds, partnership, REITS income reclassification to capital gain, foreign currency gain/loss and paydown gain/loss reclassification, and amortization adjustment on bond premium reclassification.

These differences have been reclassified to/from the following accounts during the fiscal year ended December 31, 2024:

	Paid-in Capital	Distributable Earnings
Penn Mutual AM Strategic Income Fund	$(24,766)	$24,766
Penn Mutual AM 1847 Income Fund	(66)	66

The tax character of dividends or distributions declared during the years ended December 31, 2024, and December 31, 2023, was as follows:

	Ordinary Income	Overdistribution - Excise	Total
Penn Mutual AM Strategic Income Fund
2024	$6,952,711	$24,766	$6,977,477
2023	$5,353,001	$—	$5,353,001
Penn Mutual AM 1847 Income Fund
2024	$3,574,889	$—	$3,574,889
2023	$1,917,064	$—	$1,917,064

At December 31, 2024, the components of Accumulated Loss on a tax basis were as follows:

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund
Undistributed Ordinary Income	$–	$632,924
Capital Loss Carryforwards	(1,964,863)	–
Unrealized Depreciation	(2,568,920)	(476,258)
Other Temporary Differences	31,829	5
Total Accumulated Loss	$(4,501,954)	$156,671

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

The other temporary differences in the current year/period are primarily attributable to treasury straddle loss deferral.

As of December 31, 2024, the Penn Mutual AM Strategic Income Fund had $1,964,863 in long-term capital loss carryforwards and the Penn Mutual AM 1847 Income Fund had no capital loss carryforwards.

During the fiscal year ended December 31, 2024, the Penn Mutual AM 1847 Income Fund utilized $317,361 of capital loss carryforwards.

For Federal income tax purposes the difference between federal tax cost and book cost primarily relates to wash sales, callable bonds, perpetual bonds, MLP, and amortization adjustment on bond premium reclassification. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at December 31, 2024, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
Penn Mutual AM Strategic Income Fund	$162,792,924	$1,194,786	$(3,763,706)	$(2,568,920)
Penn Mutual AM 1847 Income Fund	$71,856,791	$3,508,307	$(3,984,565)	$(476,258)

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objective. You could lose money by investing in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risk factors affecting shareholders' investments in the Funds are set forth below.

Asset-Backed Securities Risk (Strategic Income Fund and 1847 Income Fund) — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, a Fund will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as “pass-through certificates” rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a security holder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Fund to sell or realize profits on those securities at favorable times or for favorable prices.

Below Investment Grade Fixed-Income Securities (Junk Bonds) Risk (Strategic Income Fund and 1847 Income Fund) — Below investment grade fixed-income securities (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk (Strategic Income Fund) — CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, a Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs that may be owned by a Fund is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Fund) of those types of securities.

Corporate Fixed-Income Securities Risk (Strategic Income Fund and 1847 Income Fund) — Corporate fixed-income securities are fixed-income securities issued by public and private businesses. Corporate fixed-income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed-income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit Risk (Strategic Income Fund and 1847 Income Fund) — Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed-income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. These securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

Derivatives Risk (Strategic Income Fund) — Derivatives are instruments that derive their value from an underlying security, financial asset, or an index. Examples of derivative instruments include futures contracts and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which these derivative instruments relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of your investment in the Fund to decrease. A Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a Fund’s performance. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause a Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed-income securities.

Derivatives are also subject to a number of other risks described elsewhere. Derivatives transactions conducted outside of the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

Downgrade Risk (Strategic Income Fund and 1847 Income Fund) — The risk that securities are subsequently downgraded in the event that rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these securities may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

Duration Risk (Strategic Income Fund and 1847 Income Fund) — Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed-income security has a five-year duration, the security will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed-income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed-income securities in which a portfolio may invest are more volatile than shorter-term fixed-income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Risk (1847 Income Fund) — Equity securities include common and preferred stocks, convertible securities, rights and warrants, as well as depositary receipts. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s NAV to fluctuate.

Extension Risk (Strategic Income Fund and 1847 Income Fund) — Investments in fixed-income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed-income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

Fixed-Income Securities Risk (Strategic Income Fund and 1847 Income Fund) — The prices of a Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. Fixed-income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed-income markets, and result in a decline in the value of the fixed-income investments held by a Fund. These risks may be heightened in a low interest rate environment. Reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed-income markets.

Futures Contracts Risk (Strategic Income Fund) — Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If a Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Interest Rate Risk (Strategic Income Fund and 1847 Income Fund) — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed-income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. An historically-low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk (Strategic Income Fund and 1847 Income Fund) — Investment style risk is the risk that a Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Large Capitalization Companies Risk (1847 Income Fund) — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (Strategic Income Fund) — Certain Fund transactions, such as derivatives, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

Liquidity Risk (Strategic Income Fund and 1847 Income Fund) — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk (Strategic Income Fund and 1847 Income Fund) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s net asset value (“NAV”) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Mortgage-Backed Securities Risk (Strategic Income Fund and 1847 Income Fund) — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Ginnie Mae, which are backed by the “full faith and credit” of

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

the United States, (ii) securities issued by Fannie Mae and Freddie Mac, which are not backed by the “full faith and credit” of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as “private-label RMBS”) issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee, and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of “pass-through” certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed-income securities due to the possibility of prepayment of the mortgage loans. Among

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund’s actual yield to maturity, even if the average rate of principal payments is consistent with the Fund’s expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Municipal Securities Risk (Strategic Income Fund and 1847 Income Fund) — Municipal securities, like other fixed-income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value.

Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund’s holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund’s securities.

Portfolio Turnover Risk (Strategic Income Fund) — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Preferred Stocks Risk (Strategic Income Fund and 1847 Income Fund) — Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed-income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk,

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Prepayment Risk (Strategic Income Fund and 1847 Income Fund) — Fund investments in fixed-income securities are subject to prepayment risk. In a declining interest rate environment, fixed-income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Privately Issued Securities Risk (1847 Income Fund) — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. In certain cases, privately placed securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts, the Fund’s privately placed securities are subject to the risk that the securities’ fair value prices may differ from the actual prices that the Fund may ultimately realize upon their sale or disposition. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Small and Medium Capitalization Companies Risk (1847 Income Fund) — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

Unrated Securities Risk (1847 Income Fund) — Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

U.S. Government Securities Risk (Strategic Income Fund and 1847 Income Fund) — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Please also refer to the Funds’ Prospectus and Statement of Additional Information for a more-complete description of the risk factors affecting shareholder investments in the Funds.

10. Concentration of Shareholders:

At December 31, 2024, the percentage of total shares outstanding held by shareholders owning 10% or greater for the Funds, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Penn Mutual AM Strategic Income Fund - I Shares	3	99%
Penn Mutual AM 1847 Income Fund - I Shares	1	94%

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

12. Recent Accounting Pronouncement:

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management of the Funds’ Adviser acts as each Fund’s CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of each Fund as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with each Fund’s single investment objective which is executed by each Fund’s portfolio manager. The financial information in the form of each Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within each Fund’s financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statements of Operations.

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund (two of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of December 31, 2024, the related statements of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2024, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2025

We have served as the auditor of one or more investment companies in Penn Mutual Asset Management, LLC since 2018.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM DECEMBER 31, 2024 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have a December 31, 2024 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2024, each Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit (6)	Qualifying Business Income (7)
Penn Mutual AM Strategic Income Fund
0.00%	0.00%	100.00%	100.00%	0.40%	0.40%	9.69%	94.84%	0.00%	0.00%	0.00%
Penn Mutual AM 1847 Income Fund
0.00%	0.00%	100.00%	100.00%	19.38%	22.47%	4.34%	76.09%	100.00%	0.00%	0.00%

1.

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

6.

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended December 31, 2024. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

7.	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2024. Complete information will be computed and reported with your 2024 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS DECEMBER 31, 2024 (Unaudited)

Other Information - Form N-CSR Items 8-11

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included within the Statement(s) of Operations of the financial statements filed under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

NOTES

NOTES

Penn Mutual AM Strategic Income Fund

Penn Mutual AM 1847 Income Fund

Eight Tower Bridge

161 Washington Street

Suite 1111

Conshohocken, PA 19428

877-PMA-MLLC (877-762-6552)

Investment Adviser:

Penn Mutual Asset Management, LLC

600 Dresher Road, Suite 100

Horsham, PA 19044

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

PNN-AR-001-0700

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included under Item 7.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b)       There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: March 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: March 10, 2025

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date: March 10, 2025